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                                                                    EXHIBIT 10.1


                                                                       Exhibit A
                                                                       ---------


                                AMENDMENT NO. 1
                                ---------------

                                       to

                         COMMON STOCK PURCHASE WARRANT

                              for the purchase of

                                  COMMON STOCK

                                       of

                                VIEW TECH, INC.

                            (A DELAWARE CORPORATION)

                    ORIGINAL ISSUE DATE:  NOVEMBER 21, 1997


          AMENDMENT NO. 1, dated as of October 14, 1998, to the Common Stock Purchase Warrant, dated as of November 21, 1997 (the "Warrant"), issued by VIEW
                                                      -------
TECH, INC., a Delaware corporation (the "Company"), to IMPERIAL BANK or
                                         -------
registered assigns permitted thereunder (the "Holder").
                                              ------


          The Company and Imperial Bank have agreed to amend the Warrant as follows, such amendment to be effective on and as of the date hereof:


     Section 1 of the Warrant is hereby amended by amending and restating the
     ---------
defined term "Purchase Price" to read in its entirety as follows:
              --------------

               "Purchase Price" means $4.50, subject to automatic adjustment
                --------------
          from time to time in accordance with Section 3.
                                               ---------


     Except as otherwise expressly provided by this Agreement, all of the terms of the Warrant shall remain unchanged.


     THE VALIDITY, CONSTRUCTION AND PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
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STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED
ENTIRELY WITHIN SUCH STATE, WITHOUT REFERENCE TO ANY CHOICE OF LAW PRINCIPLES OF SUCH STATE.

     IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE COMMON STOCK PURCHASE WARRANT identified above to be executed by their respective authorized officers as of the date first above written.

                    THE COMPANY:
                    -----------

                    VIEW TECH, INC.


                    By:  /s/ Ali Inanilan
                         -------------------------------
                           Name:  Ali Inanilan
                           Title: Chief Financial and
                                  Administrative Officer


                    THE HOLDER:
                    ----------

                    IMPERIAL BANK


                    By:  /s/ Paula J. Barysauskas
                         -------------------------------
                           Name:  Paul J. Barysauskas
                           Title: Vice President